BRAZOS MUTUAL FUNDS


  Supplement to the Prospectus dated March 30, 2001
  (Class A, B and II Shares)

       The redemption fee set forth in the Prospectus will currently not be assessed if shares of any Portfolio of Brazos Mutual Funds are redeemed within 180 days of purchase. However, Brazos Mutual Funds reserves the right to impose such fee at a later date, if necessary, to encourage long-term investment in the Portfolios, to avoid transaction and other expenses incurred by early redemption and to facilitate portfolio management.








  Dated:    April 18, 2001